UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earlier event reported): August 8, 2005

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado	80202-1557
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

          On November 5, 2005, Rentech Development Corporation (“Rentech Development”), a subsidiary of Rentech, Inc. (“Rentech”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Royster-Clark, Inc. (“Royster”), for the sale by Royster of all of the issued and outstanding shares of capital stock (the “Shares”) of Royster-Clark Nitrogen, Inc. (“RCN”) to Rentech Development.  The following description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, filed herewith as Exhibit 2.1, which is incorporated herein by this reference.

          Purchase Price.  The purchase price for the Shares is $50,000,000, subject to increase with respect to the amount of RCN’s working capital as of the closing date of the sale of the Shares.  According to the Stock Purchase Agreement, RCN’s working capital is equal to the amount that RCN’s cash and specified inventory (including supplies, parts, unamortized catalyst expenditures and recovered precious metals) and trade receivables exceed the amount of RCN’s specified accounts payable and accrued liabilities (excluding all current and deferred taxes based on RCN’s income).  If the estimated working capital amount is less than zero, then on or prior to the closing of the sale Royster is obligated to contribute an amount of cash to RCN necessary to cause the estimated working capital amount to equal zero.  Any adjustment to the purchase price made at the closing will be subject to confirmation or further adjustment through a review of the working capital amount by Rentech Development and Royster (and to the extent they cannot agree on the amount of any adjustment, through an independent accounting referee) within a specified period after the closing.

          Escrow.  Rentech Development and Royster are required under the Stock Purchase Agreement to enter into an Escrow Agreement with an escrow agent as soon as practicable after the date of the Stock Purchase Agreement (and in any case no later than November 11, 2005).  Rentech Development would deposit $2,500,000 with the escrow agent, which would be applied to the purchase price of the Shares or returned to Rentech Development, except as described under “—Escrow Deposit” below.

          Representations and Warranties.  The Stock Purchase Agreement contains a number of representations and warranties that Royster has made as to itself and RCN to Rentech Development, and which Rentech Development has made as to itself to Royster.  The representations and warranties Royster has made as to itself relate to:

•	corporate organization, power and authority;

•	absence of defaults under charter documents;

•	absence of conflicts or violations under organizational documents, certain agreements and applicable laws, orders and decrees; and

•	execution, delivery and enforceability of the Stock Purchase Agreement.

          The representations and warranties Royster has made as to RCN relate to:

•	corporate organization, power and authority;

•	absence of defaults under charter documents;

•	absence of subsidiaries;

•	capitalization and title to the Shares;

•	absence of conflicts or violations under organizational documents, certain agreements and applicable laws, orders and decrees;

•	required governmental consents or approvals;

•	financial statements;

•	absence of undisclosed liabilities;

•	compliance with applicable law;

•	real property and tangible personal property;

•	inventory;

•	condition of assets;

•	contracts;

•	accounts receivable;

•	intellectual property;

•	legal proceedings;

•	taxes, tax returns and other tax matters;

•	insurance;

•	employee benefits and related matters;

•	environmental matters;

•	labor and employment matters;

•	bank accounts;

•	absence of certain changes since September 30, 2005;

•	brokers’ and finders’ fees; and

•	related party transactions.

          The representations and warranties Rentech Development has made as to itself relate to:

•	corporate organization, power and authority;

•	execution, delivery and enforceability of the Stock Purchase Agreement;

•	absence of conflicts or violations under organizational documents, certain agreements and applicable laws, orders and decrees;

•	required governmental consents or approvals;

•	legal proceedings;

•	brokers’ and finders’ fees;

•	investment intent;

•	investigation and reliance; and

•	disclaimer of other representations and warranties of Royster.

CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND WARRANTIES CONTAINED IN THE STOCK PURCHASE AGREEMENT.

          You should not rely upon the representations and warranties in the Stock Purchase Agreement or descriptions of such representations and warranties in this Current Report on Form 8-K as statements of factual information about RCN, Rentech, Rentech Development or Royster.  These representations and warranties were made only for purposes of the Stock Purchase Agreement, were made solely to the parties to the Stock Purchase Agreement as of the dates indicated therein and are subject to modification or qualification by other disclosures made in connection with the negotiation of the terms and conditions of the Stock Purchase Agreement.  The representations and warranties are summarized in this Current Report on Form 8-K solely to provide information regarding the terms conditions of Stock Purchase Agreement and not to provide you with any other information regarding RCN, Rentech, Rentech Development or Royster.  Information about Rentech and Rentech Development can be found in other public filings we make with the Securities and Exchange Commission (“SEC”).

          Conduct of Business.  Royster has agreed that, during the period from the date of the Stock Purchase Agreement until the completion of the purchase of the Shares, except as otherwise contemplated by the Stock Purchase Agreement or consented to by Rentech Development and Royster, Royster will cause RCN to operate its business in the ordinary course of business and use commercially reasonable efforts to preserve the properties, business and relationships with suppliers and customers of RCN, and to cause RCN not to undertake any of the following:

•	sell, lease, transfer or assign any material assets (other than inventory) other than in the ordinary course of business;

•

declare or pay any dividend or other distribution in respect of the capital stock of RCN (except cash dividends or distributions to Royster or its affiliates prior to the closing), or repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other securities of RCN;

•

transfer, issue, sell or dispose of any equity interests or other securities of RCN or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other securities of RCN;

•	encumber RCN’s material assets (with certain limited exceptions), or incur indebtedness, except in the ordinary course of business;

•	permit RCN to enter into any transaction or to enter into, modify or renew any contract which is not in the ordinary course of business;

•	restrict the ability of RCN to compete with or conduct any business in any geographic area except in the ordinary course of business;

•	change any material rights of RCN under any material contract, personal property lease, intellectual property license or permit, other than in the ordinary course of business;

•

increase the rate of compensation or the benefits payable to any employee at an average of more than 10%, except for increases consistent with past practices or as may be required by any contracts existing as of the date of the Stock Purchase Agreement;

•

adopt, amend, modify or terminate or approve or announce any such action with respect to any employee benefit plans or contracts or commitments for the benefits of RCN’s directors, officers or employees, or grant, announce or enter into any employment agreement or make any material change in employment terms for any employees of RCN increasing such benefits at an average of more than 10%, other than in the ordinary course of business or as required by law (including as a condition of continued qualification);

•	course of business or as required by law (including as a condition of continued qualification of such plans);

•

increase commitments for capital expenditures in an amount exceeding $150,000 per any such capital expenditure, and $300,000 in the aggregate, except for certain commitments previously identified by Royster and RCN under the Stock Purchase Agreement;

•	take any action which would adversely affect the ability of the parties to consummate the transactions contemplated by the Stock Purchase Agreement;

•	adopt or propose any amendment to RCN’s charter documents;

•	acquire any assets other than in the ordinary course of business or under certain commitments previously identified by Royster and RCN under the Stock Purchase Agreement;

•	make any changes in its accounting methods, principles or practices other than as required by generally accepted accounting principles as used in the United States of America;

•	make any tax election, change RCN’s method of tax accounting or settle any claim relating to taxes other than as required by tax laws;

•	agree to do any of the foregoing, or anything which would make any of the representations and warranties of Royster in the Stock Purchase Agreement untrue or incorrect in any material respect; or

•	enter into any contract, commitment or arrangement with respect to any of the foregoing.

          Royster has also agreed that, for the three-year period immediately following the closing, it and its subsidiaries will not compete in the business of manufacturing nitrogen in the United States with certain exceptions specified in the Stock Purchase Agreement, including an exception for the facility Royster owns and operates in North Bend, Ohio.

          Indemnification.  Royster has agreed to indemnify and hold harmless Rentech Development and its affiliates (including RCN) against and in respect of losses relating to (i) any breaches of Royster’s representations and warranties under the Stock Purchase Agreement, (ii) any nonfulfillment of or failure to comply with any covenant or agreement of Royster under the Stock Purchase Agreement, (iii) certain taxes and (iv) certain losses relating to employee benefit plan matters.  Rentech Development has agreed to indemnify and hold harmless Royster and its affiliates against and in respect of losses relating to (i) any breaches of Rentech Development’s representations and warranties under the Stock Purchase Agreement or (ii) any nonfulfillment of or failure to comply with any covenant or agreement of Rentech Development under the Stock Purchase Agreement.

          Conditions to the Closing.  Rentech Development’s obligations to effect the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver of the following conditions:

•

the representations and warranties of Royster that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, when made and as of the closing date, except (i) representations and warranties that are made as of a specific date must be true and correct only as of such date and (ii) as contemplated by the Stock Purchase Agreement to change between the date thereof and the closing date;

•

Royster must have performed, and complied in all material respects with, all agreements, covenants, obligations and conditions required by the Stock Purchase Agreement to be performed or complied with by Royster at or prior to the closing date;

•	Royster must have delivered to Rentech Development a certificate regarding the satisfaction in all respects of the conditions referenced in the two foregoing bullets;

•	the parties to the Stock Purchase Agreement must have made and obtained any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

•

Royster must have delivered to Rentech Development evidence that upon payment of the purchase price for the Shares, Royster will provide Rentech Development with releases necessary to release RCN and its subsidiaries from the liens and guarantees under Royster’s credit agreement and indenture;

•	Royster must have delivered to Rentech Development a duly completed and executed certification of non-foreign status pursuant to applicable treasury regulations;

•	Royster must have executed and delivered to Rentech Development the Distribution Agreement (described below);

•	Royster must have delivered certified charter documents and good standings and other certificates with respect to RCN;

•

Rentech Development must have obtained financing sufficient to consummate the transactions contemplated by the Stock Purchase Agreement, including approval from the American Stock Exchange of Rentech’s listing application for the issuance of shares of capital stock in connection with such financing;

•	Rentech’s stockholders must have approved the transactions contemplated by the Stock Purchase Agreement and the financing for such transactions; and

•	Rentech Development must have received a title commitment and other title related instruments as specified by the Stock Purchase Agreement.

          Royster’s obligations to effect the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver of the following conditions:

I.

the representations and warranties of the Rentech Development that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, when made and as of the closing date, except (i) representations and warranties that are made as of a specific date must be true and correct only as of such date and (ii) as contemplated by the Stock Purchase Agreement to change between the date thereof and the closing date;

II.

Rentech Development must have performed and complied in all material respects with, all agreements, covenants, obligations and conditions required by the Stock Purchase Agreement to be performed or complied with by Rentech Development at or prior to the closing date;

III.	Rentech Development must have delivered to Royster a certificate regarding the satisfaction in all respects of the conditions referenced in the two foregoing bullets;

IV.	the parties to the Stock Purchase Agreement must have made and obtained any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

V.	Royster must have received the purchase price for the Shares;

VI.	the parties must have executed the Distribution Agreement;

VII.	Royster must have obtained the necessary consents under Royster’s credit agreement; and

VIII.	Rentech Development must have provided to Royster completed tax forms required in connection with the transaction.

          Royster’s and Rentech Development’s respective obligations to effect the closing are also subject to the condition that there not be any legal restraints in effect or proposed at the time of the closing that would prevent the consummation of the transactions contemplated by the Stock Purchase Agreement.

          Termination of the Stock Purchase Agreement.  The Stock Purchase Agreement may be terminated at any time prior to the closing of the purchase of the Shares as follows:

•	by mutual written consent of Rentech Development and Royster;

•

by either Royster or Rentech Development if a governmental authority issues an order which cannot be appealed and which prohibits the completion of the transactions contemplated by the Stock Purchase Agreement, except that either party may not so terminate the Stock Purchase Agreement if the party’s or an affiliate’s failure to perform its obligations under the Stock Purchase Agreement caused the issuance of such order;

•

by Royster or Rentech Development if the other has materially breached any of its covenants or agreements, which breach has not been cured within 30 days following receipt of written notice by the breaching party (the Stock Purchase Agreement provides that a party who is in material breach of any of its obligations or representations and warranties cannot terminate the Stock Purchase Agreement except with the written consent of the other party); or

•

at the election of Rentech Development or Royster, if the consummation of the purchase of the Shares has not occurred on or before the earlier of (A) 45 days after the definitive proxy statement requesting that Rentech’s stockholders approve the transactions contemplated by the Stock Purchase Agreement and other matters can properly be mailed to the stockholders in accordance with SEC rules without further review by the SEC or (B) April 1, 2006, plus a number of days equal to the sum of (i) the number of days after December 1, 2005 to and including the day that Royster delivers to Rentech Development the portions of the proxy statement regarding RCN it is required to deliver under the Stock Purchase Agreement and (ii) the number of days after the date that updated audited and/or unaudited financials are required by SEC rules for inclusion in the proxy statement to and including the day that Royster delivers such updated financial statements to Rentech Development.

          The later of the dates referenced in (A) and (B) above may be extended by RCN for up to 90 days in the event of certain specified delays relating to the mailing of the definitive proxy statement, the holding of the stockholders meeting or the approval for the issuance of the shares of Rentech’s capital stock as part of the financing for the purchase of the Shares (such date as it may be extended, the “Drop Dead Date”), if Rentech Development pays an extension fee to Royster equal to $7,500 per day.

          Rentech Development has agreed to use commercially reasonable efforts to obtain financing sufficient to consummate the purchase of the Shares and to ensure that Rentech uses its commercially reasonable efforts to prepare and file a definitive proxy statement which can properly be mailed to Rentech’s stockholders in accordance with SEC rules, to hold the meeting of its stockholders and take other actions within certain deadlines.

          Escrow Deposit.  If (i) Royster is eligible to terminate the Stock Purchase Agreement because it has not materially breached any of its obligations or representations and warranties under the terms of the Stock Purchase Agreement and (ii) either Royster or Rentech Development terminates the Stock Purchase Agreement under circumstances in which Rentech Development has not obtained its financing by the Drop Dead Date, AMEX has not approved the listing of shares of Rentech stock that it intends to issue to raise a portion of that financing by the Drop Dead Date or Rentech has not obtained shareholder approval by the Drop Dead Date, the $2,500,000 that has been deposited in escrow will be released to Royster as a break fee.

          Distribution Agreement.  Concurrently with the closing of the transactions contemplated by the Stock Purchase Agreement, Rentech Development will enter into a Distribution Agreement (the “Distribution Agreement”) with Royster-Clark Resources LLC (“RCR”), a subsidiary of Royster.  The Distribution Agreement will provide that Rentech Development will sell to RCR, and RCR will act as exclusive distributor for the sale in the United States of, anhydrous ammonia, granular urea, UAN solutions and nitric acid and related nitrogen-based products manufactured at the East Dubuque, Illinois facility (the “Products”) Rentech Development would acquire as a result of the acquisition of the Shares.

A press release announcing this sale is attached as Exhibit 99.1 to this report describing the Stock Purchase Agreement.

Item 9.01  Financial Statements and Exhibits.

 (c) Exhibit:

Exhibit No.	Description of the Exhibit

Exhibit 2.1	Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark Nitrogen, Inc.

Exhibit 99.1	Press Release by Rentech, Inc. November 7, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: November 9, 2005	By:	/s/ Ronald C. Butz

Ronald C. Butz
Vice President and Chief Operating Officer